EXHIBIT 10.2


                                COMPU-DAWN, INC.

                              1999 BONUS POOL PLAN


         Compu-DAWN, Inc., a Delaware corporation (the "Company"), has established the 1999 Bonus Pool Plan in order to award members of its executive management and directors for outstanding services to the Company in 1999 and to further incentivise its executives and directors and continue to provide outstanding services to the Company in the future. Provided each Recipient is an officer or a director of the Company on January 1, 2000, and subject to the following conditions, the Company shall award and distribute to the following persons (each a "Recipient") the following number of Common Shares out of the Company's treasury, as soon as is practicably possible after January 1, 2000.

         Name                  Number of Common Shares
         ----                  -----------------------

         R.E. (Teddy) Turner IV     75,000
         Rudy Theale, Jr.           75,000
         Paul Danner                40,000
         Chris Liston               35,000
         David Greenspan            32,000
         Louis Libin                10,000
         Harold Lazarus             10,000
                                   --------
         Total                     277,000

         The Common Shares to be awarded under this 1999 Bonus Pool Plan have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Common Shares shall only be issued to each Recipient if the Company is satisfied with respect to each respective Recipient that such Recipient is acquiring the Common Shares for his own account, for investment purposes and not with a view to any distribution and that such Recipient will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Common Shares unless (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect thereto is in effect and the prospectus included therein meets the requirements of
Section 10 of the Securities Act, or (b) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act.

         Additionally, a restrictive legend will be placed on any instrument, certificate or other document evidencing the Common Shares in, or substantially in, the following form:





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                  "The securities  represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) an effective registration statement for such securities under said act or (ii) an opinion of Company counsel that such registration is not required."

         This 1999 Bonus Pool Plan was duly adopted by the Board of Directors of the Company on December 2, 1999.


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